UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 6, 2015

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	IRS Employer Identification Number

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (A California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

1-14201	SEMPRA ENERGY (A California Corporation) 101 Ash Street San Diego, California 92101 (619) 696-2000	33-0732627

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01  Other Events

Retirement

On March 6, 2015, Mr. Robert M. Schlax resigned as the Chief Financial Officer, Chief Accounting Officer, Controller, and Treasurer of Southern California Gas Company (“SoCalGas”) and San Diego Gas & Electric Company (“SDG&E”) effective March 28, 2015. He will continue to serve as a Vice President of SoCalGas and SDG&E until his anticipated retirement this summer. SoCalGas and SDG&E are indirect subsidiaries of Sempra Energy.

Appointment

On March 6, 2015, the Boards of Directors of SoCalGas and SDG&E elected Mr. Bruce A. Folkmann as Chief Financial Officer, Chief Accounting Officer, Controller, Treasurer and Vice President of SoCalGas and SDG&E effective March 28, 2015.

Mr. Folkmann, 47, has served as the Vice President and Chief Financial Officer of Sempra U.S. Gas & Power (“USG&P”), an operating unit of Sempra Energy, since 2013. Prior to that, he served as Vice President and Controller of USG&P from 2012 through 2013, as Acting Controller of Sempra Energy from 2011 to 2012, and as Assistant Controller of Sempra Energy from 2008 to 2011.

Mr. Folkmann’s base salary of $273,000 will remain the same in connection with his new role. His target bonus opportunity for 2015 will be set at 45% of his base salary with a maximum of 90% of his base salary, the same level as his current bonus opportunity.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

We make statements in this report that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily based upon assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. These forward-looking statements represent our estimates and assumptions only as of the filing date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

In this report, when we use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “intends,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “potential,” “target,” “pursue,” “goals,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include

▪	local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments;

▪
actions and the timing of actions, including issuances of permits to construct and licenses for operation, by the California Public Utilities Commission, California State Legislature, U.S. Department of Energy, Federal Energy Regulatory Commission, Nuclear Regulatory Commission, Atomic Safety and Licensing Board, California Energy Commission, U.S. Environmental Protection Agency, California Air Resources Board, and other regulatory, governmental and environmental bodies in the United States and other countries in which we operate;

▪
the timing and success of business development efforts and construction, maintenance and capital projects, including risks in obtaining, maintaining or extending permits, licenses, certificates and other authorizations on a timely basis and risks in obtaining adequate and competitive financing for such projects;

▪	energy markets, including the timing and extent of changes and volatility in commodity prices, and the impact of any protracted reduction in oil prices from historical averages;

▪
the impact on the value of our natural gas storage assets from low natural gas prices, low volatility of natural gas prices and the inability to procure favorable long-term contracts for natural gas storage services;

▪	delays in the timing of costs incurred and the timing of the regulatory agency authorization to recover such costs in rates from customers;

▪	capital markets conditions, including the availability of credit and the liquidity of our investments;

▪	inflation, interest and currency exchange rates;

▪	the impact of benchmark interest rates, generally Moody’s A-rated utility bond yields, on the California Utilities’ cost of capital;

▪
the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the North American transmission grid, pipeline explosions and equipment failures and the decommissioning of San Onofre Nuclear Generating Station;

▪
cybersecurity threats to the energy grid, natural gas storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers, terrorist attacks that threaten system operations and critical infrastructure, and wars;

▪	the ability to win competitively bid infrastructure projects against a number of strong competitors willing to aggressively bid for these projects;

▪
weather conditions, conservation efforts, natural disasters, catastrophic accidents, and other events that may disrupt our operations, damage our facilities and systems, and subject us to third-party liability for property damage or personal injuries;

▪	risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments;

▪	risks posed by decisions and actions of third parties who control the operations of investments in which we do not have a controlling interest;

▪
risks inherent with nuclear power facilities and radioactive materials storage, including the catastrophic release of such materials, the disallowance of the recovery of the investment in, or operating costs of, the nuclear facility due to an extended outage and facility closure, and increased regulatory oversight;

▪	business, regulatory, environmental and legal decisions and requirements;

▪	expropriation of assets by foreign governments and title and other property disputes;

▪
the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources;

▪
the impact on competitive customer rates of the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system;

▪	the inability or determination not to enter into long-term supply and sales agreements or long-term firm capacity agreements due to insufficient market interest, unattractive pricing or other factors;

▪	the resolution of litigation; and

▪	other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We caution you not to rely unduly on any forward-looking statements. You should review and consider carefully the risks, uncertainties and other factors that affect our business as described in this report and in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on a combined basis for Sempra Energy, SDG&E and SoCalGas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SAN DIEGO GAS & ELECTRIC COMPANY
(Registrant)

Date: March 6, 2015	By: /s/ Robert Schlax
Robert Schlax Vice President, Controller and Chief Financial Officer

SEMPRA ENERGY
(Registrant)

Date: March 6, 2015	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer